UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2019
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Axonics Modulation Technologies, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38721	45-4744083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
26 Technology Drive
Irvine, California 92618
(Address of principal executive offices) (Zip Code)
(949) 396-6322
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.0001 per share	AXNX	Nasdaq Global Select Market

Item 1.01.    Entry into a Material Definitive Agreement.

As previously disclosed, Axonics Modulation Technologies, Inc. (the “Company”), is party to a Loan and Security Agreement, dated as of February 6, 2018, by and between Silicon Valley Bank and the Company, as amended by that certain First Amendment to Loan and Security Agreement, dated as of October 22, 2018 (as so amended, the “Loan Agreement”).

On December 30, 2019, the Company and Silicon Valley Bank entered into a Second Amendment to Loan and Security Agreement (the “Second Amendment”).

Pursuant to the Second Amendment, Silicon Valley Bank agreed to extend the period during which the Company makes only monthly interest payments under the Loan Agreement from December 31, 2019 to December 31, 2020. In connection with the Second Amendment, the Company paid Silicon Valley Bank a non-refundable fee of $200,000.

The foregoing description of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Second Amendment, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The representations, warranties and covenants contained in the Second Amendment were made only for purposes of the Second Amendment and as of specific dates, were solely for the benefit of the parties to the Second Amendment, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Second Amendment is incorporated herein by reference only to provide investors with information regarding the terms of the Second Amendment, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1.1	Second Amendment to Loan and Security Agreement, dated as of December 30, 2019, by and between Axonics Modulation Technologies, Inc. and Silicon Valley Bank.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXONICS MODULATION TECHNOLOGIES, INC.

Dated: December 30, 2019	By:	/s/ Raymond W. Cohen
Raymond W. Cohen
Chief Executive Officer